                                                              EX. -99.906CERT(i)

                                 CERTIFICATIONS

I, Liat Rorer, President of E*Trade Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 19 2003
       ----------------


                                               /s/ Liat Rorer
                                               ------------------------------
                                               Liat Rorer,
                                               President

                                                            EX. -99.906CERT9(ii)

                                 CERTIFICATIONS

I, Elizabeth Gottfried, Treasurer of E*TRADE Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 19 2003
       ----------------


                                               /s/ Elizabeth Gottfried
                                               ----------------------------
                                               Elizabeth Gottfried,
                                               Treasurer